Blue Apron Q2’23 Presentation August 9, 2023

2 Disclaimers: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability to successfully execute its business without its fulfillment and production assets; the company’s ability to successfully and efficiently transition its fulfillment and production assets to FreshRealm, Inc. (“FreshRealm”); the ability of FreshRealm to continue to fulfill the company’s meal-kit products in a manner consistent with the company’s brand standards, if at all; the company’s ability to achieve the anticipated benefits of the FreshRealm transaction for its stockholders; the sufficiency of the company’s cash resources and its ability to continue to operate as a going concern if it is unable to execute its business strategy and implement its new asset-light operating plan, including (a) the company’s ability to (i) earn up to $4.0 million in additional cash consideration under the asset purchase agreement it entered into with FreshRealm in connection with the FreshRealm transaction, (ii) realize the benefit of the full $3.5 million promissory note issued in connection with the FreshRealm transaction, and (iii) achieve the up to $17.5 million of volume-based rebates under the production and fulfillment agreement the company entered into with FreshRealm, (b) the ability of FreshRealm to cost effectively price the production and fulfillment of the company’s meal kits and other products, or (c) the company’s ability, if it is unable to successfully implement its operating strategy, to recognize the benefits of its identified expense reductions, including the company’s recent headcount reductions, or raise additional capital or funding, including through (i) the company’s at-the-market offering launched in February 2023 or otherwise, (ii) receiving all or a sufficient portion of the remaining $68.2 million due to the company in connection with the $56.5 million private placement and the $12.7 million gift card transaction with certain affiliates of Joseph N. Sanberg, or (iii) the disposition of some or all of the pledged securities securing the private placement obligation; the company’s ability, including the timing and extent, to successfully support the execution of its strategy; the company’s ability to cost-effectively attract new customers and retain existing customers (including, on the one hand, the company’s ability to execute its marketing strategy, or on the other hand, the company’s ability to sustain any increase in demand the company may experience); the company’s ability to continue to expand its product offerings and distribution channels; the company’s ability to sustain any increase in demand and/or ability to continue to execute operational efficiency practices, including managing its corporate workforce reduction implemented in December 2022 and the impact of its workforce reduction on executing the company’s strategy;

3 the company’s expectations regarding, and the stability of, the company and FreshRealm's supply chain, including potential shortages, interruptions or continued increased costs in the supply or delivery of ingredients to FreshRealm, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise; the company’s ability to respond to changes in consumer behaviors, tastes, and preferences that could lead to changes in demand, including as a result of, among other things, the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts on consumer behavior and spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to execute one or more financing opportunities and/or other strategic transactions, if at all, and the company’s ability to achieve the anticipated benefits of any such transactions for its shareholders; any material challenges in employee recruiting and retention; any prolonged closures, or series of temporary closures, of one or more of the fulfillment centers operated by FreshRealm for the company’s products, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders; the company’s ability to achieve its environmental, social and corporate governance (“ESG”) goals on its anticipated timeframe, if at all; the company’s reliance on FreshRealm to maintain food safety and prevent food-borne illness incidents and the company’s susceptibility to supplier-initiated recalls; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; and the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 16, 2023 and the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 with the SEC on May 4, 2023 and the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 to be filed with the SEC in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation, whether as a result of any new information, future events, or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. Disclaimers: Forward Looking Statements and Use of Non-GAAP Information

4 Linda Findley President and Chief Executive Officer

5 BUSINESS UPDATE Path to Profitability Liquidity to Support Planned Growth2 1

6 DISCIPLINED COST MANAGEMENT YoY Reduction in Net Cash Used In Operating Activities 72% 84% YoY Reduction Adjusted EBITDA Loss Debt Free Following removal of debt-related interest payments in 2Q’23

7 DRIVING MARGIN IMPROVEMENTS 320 bps 210 bps YoY Improvement in Variable Margin(1) QoQ Improvement in Variable Margin(2) Disciplined Cost Management & Productivity Improvements Strengthening Variable Margin (1) Variable Margin for the three months ended June 30, 2023 totaled 37.9% versus 34.7% in the three months ended June 30, 2022 (2) Variable Margin for the three months ended June 30, 2023 totaled 37.9% versus 35.8% in the three months ended March 31, 2023

8 **$75.66 267,000 5.3 $397 ~679,000 Average Order Value +12.7% YoY (1)(2) Average Revenue Per Customer(3) Orders Per Customer(4)(5) Customers in Q2’23(5) Customers over last 12 months(5) (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22, through third-party sales platforms in a given reporting period divided by the number of Orders in that period (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22, through third-party sales platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers (3) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Customers in that period (4) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (5) We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our ecommerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period SECOND QUARTER 2023 RECAP

9 ~30% YoY REDUCTION IN COST PER ACQUISITION ~25% YoY INCREASE IN CONVERSION RATE <1 year Avg. Weekly Retention STRONGEST IN 5 QUARTERS PAYBACK PERIOD Significant Improvement Over Prior Year MARKETING EFFICIENCIES

ASSET-LIGHT MODEL

Advancing The Next Course - Focus on Profitability

SCALABLE PLATFORM

Manage Fixed and Variable Costs

Fixed Costs

- Unburdened PTG&A fixed cost base
- Scalable and efficient structure

Variable Costs

- Retain control of quality and supplier standards
- Benefit from scale in labor, food, packaging and logistics

FOCUS ON CORE STRENGTH

Grow Product Portfolio

Leverage Expertise

- Develop convenient meal options
- Introduce more products faster and efficiently

Financial Incentives

- Enhance current offerings
- Target new set of customers

REVENUE-ENHANCING OPPS

Brand Strength & Culinary Authority

New Opportunities

- Revenue enhancing opportunities outside of FreshRealm partnership

Capitalize on FreshRealm's Economies of Scale

- Fuel profitable growth by benefiting from scale

10

11 Mitch Cohen Interim Chief Financial Officer

12 2Q23 PERFORMANCE Net Revenue ($M) $106.2 Million -14.5% vs 2Q22

13 13.7% YoY Growth 8.2%-4.0% Average Revenue Per Customer(1) Orders Per Customer(2) Average Order Value(3) 12.7%8.6%-0.6% -7.5% 7.0% 2Q23 KPI PERFORMANCE (1) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Customers in that period (2) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (3) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms and, beginning in 2Q22 through third-party sales platforms in a given reporting period divided by the number of Orders in that period 12.2% -2.0% 14.7%7.8% -3.9% 11.6%21.3%

14 2Q23 PERFORMANCE Variable Margin(1) 37.9% +320 bps YoY PTG&A ($M) $34.4 Million -12.1% YoY % of Net Revenue 31.5% 34.3% (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue 32.1% 31.6% 32.4%

2Q23 PERFORMANCE

Net Loss ($M)

$(61.9) Million



$ (23)
$ (26)
$ (22)
$ (17)
$(13)
$ (62)(2)
Q2'22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Net loss excluding impact of non-cash loss on FreshRealm transaction

Adjusted EBITDA ($M)[1]

$(2.6) Million



$ (16)
$ (18)
$ (14)
$ (9)
$ (3)
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23

Continued disciplined cost management with improved marketing and operational efficiencies

(1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, gain (loss) on transaction, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA
(2) Includes one-time impact of the non-cash loss of $48.6 million recorded on the FreshRealm transaction.

15

16 FY2023 OUTLOOK Net Revenue million $410-415 Adjusted EBITDA Loss million $27-23

17 Adjusted EBITDA Profitability 2024 AND BEYOND 2024 Q2 YoY Revenue Growth and Adjusted EBITDA Profitable End 2024 Year

Q&A

Appendix: Adjusted EBITDA Reconciliation

21 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q2 2022 Q1 2023 Q2 2023 (in millions) Net income (loss) $(23) $(17) $(62) Share-based compensation 2 1 1 Depreciation and amortization 5 4 3 Other operating expense - - 6 Gain (loss) on extinguishment of debt (1) 2 - Gain (loss) on transaction - - 48 Interest (income) expense, net 1 1 1 Other (income) expense (0) - - Provision (benefit) for income taxes 0 0 0 Adjusted EBITDA $(16) $(9) $(3)

22 Reconciliation of Quarterly Net Cash From (Used in) Operating Activities to Free Cash Flow Q2 2022 Q2 2023 (in millions) Net cash from (used in) operating activities $(18) $(5) Purchases of property and equipment (2) (1) Free cash flow $(20) $(6)

23 2023 Financial Outlook: Reconciliation of Net Income (Loss) to Adjusted EBITDA Year Ended December 31, 2023 High Low (in thousands) Net income (loss) $(96,800) $(100,800) Share-based compensation 4,000 4,000 Depreciation and amortization 9,850 9,850 Other operating expense 8,000 8,000 Loss (gain) on extinguishment of debt 1,850 1,850 Loss (gain) on transaction 48,555 48,555 Interest (income) expense, net 1,520 1,520 Provision (benefit) for income taxes 25 25 Adjusted EBITDA $(23,000) $(27,000)